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                                                                 Exhibit 10(f)

                               A M E N D M E N T


     This Amendment is entered into as of the 14 day of January, 2003, between Lesco, Inc., an Ohio corporation ("Lesco"), and William A. Foley (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, Lesco and Executive, entered into an employment agreement dated as of the 1st day of July, 1998, as amended pursuant to an amendment dated as of the 3rd day of April, 2002 (said employment agreement, as amended, being the "Employment Agreement," capitalized terms used herein shall have the respective meanings ascribed thereto in the Employment Agreement); and

     WHEREAS, Lesco and Executive desire to amend further the Employment Agreement in certain respects as set forth in this Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Notwithstanding the provisions of Subsection 7(a) of the Employment Agreement, and in substitution and satisfaction of the requirements thereof prior to and after this Amendment, Lesco shall (a) continue to provide to Executive and his spouse and dependents in accordance with the terms of the Employment Agreement the health insurance coverage that is presently in effect and which was described on Annex A to the Employment Agreement and (b) sell to Executive (at a purchase price determined on the basis of current policy values) all of Lesco's interest in the policy of insurance on Executive's life that presently is the subject of a split-dollar agreement between Lesco and Executive.

     2. Notwithstanding the provisions of Subsections 7(b), 7(c), 7(e) and 7(f) and Section 9 of the Employment Agreement, and in substitution and satisfaction of the requirements thereof prior to and after this Amendment, Lesco shall pay to Executive the aggregate sum of one hundred seven thousand five hundred and 00/100 dollars ($107,500.00) concurrently with the execution of this Amendment.

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     3.  Notwithstanding, any other provision of the Employment Agreement, upon the execution of this Amendment, Lesco shall transfer title to the laptop computer and the cell phone described in Subsections 2(b) and 2(c) of the April 3, 2002 amendment to the Employment Agreement.

     4. Notwithstanding any other provision of the Employment Agreement, upon the execution of this Amendment, Executive shall forfeit Executive's existing option to purchase thirty-three thousand eight-nine (33,089) common shares of Lesco at a price of twenty-two and 00/100 dollars ($22.00) per share.

     5. Concurrently with the execution and delivery of this Amendment, Lesco shall deliver to Executive an agreement evidencing Executive's options to acquire 45,000 common shares of Lesco at a price of $7.33 per share and Executive shall deliver to Lesco his agreement evidencing his options to acquire 33,089 common shares of Lesco at a price of $22.00 per share.

     6. On and after the date of this Amendment, each reference in the Employment Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Employment Agreement shall mean the Employment Agreement as amended by this Amendment. The Employment Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     7. This Amendment shall be governed by and construed according to the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year previously set forth.

                                       LESCO, INC.

                                       By:  /s/ Michael P. DiMino
                                            -------------------------
                                            Michael P. DiMino, President



                                            /s/ William A. Foley
                                            -------------------------
                                            William A. Foley